Exhibit 10.28
License Agreement for RateXchange
S&DFC #136

                SWITCH & DATA FACILITIES CO-LOCATION LICENSE FORM

                                       FOR

                                RateXchange, Inc.

          This Co-location License (the "License") made as of the 1st day of March, 2000, by and between Switch & Data Facilities Company LLC, a Delaware limited liability company, having an address at 1715 North Westshore, Suite 525, Tampa FL 33607 ("S&DFC") and RateXchange, Inc., a Delaware Corporation, having an address at 185 Berry St., Suite 3515, San Francisco, CA 94107 ("Licensee").

                                   WITNESSETH:

          WHEREAS, S&DFC and the landlord(s) (each a "Prime Landlord") listed in the attached Colocation Schedules have entered into leases (each a "Prime Lease") covering the leasing of portions of office buildings (each a "Building") located at the sites listed in the attached Colocation Schedules

          WHEREAS, Licensee wishes to operate its computer and/or communications systems located at the S&DFC premises in the sites listed in the attached Colocation Schedules, and S&DFC is willing to grant to Licensee an exclusive license to use a portion of the S&DFC premises for such purposes under the terms and conditions contained herein.

          NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter contained and for other good and valuable consideration, S&DFC and Licensee hereby agree as follows:

1. Use of Space. Licensee shall use a part (such part, the "Space") of each of the various S&DFC premises (the "Premises") in each Building to accommodate the number of equipment cabinets or the square footage listed in the attached Colocation Schedules. S&DFC reserves the right to designate the exact location of the Space within the respective Premises. S&DFC will supply power of the type and in the amount designated in Exhibit B. Each Space shall be used solely for the installation and operation of equipment as listed from time to time in related Exhibit A (the "Equipment List"), in connection with Licensee's business, to the extent allowed in the applicable Prime Lease. Licensee shall provide S&DFC at least 30 days' prior written notice of Licensee's intent to install additional equipment in a Space by way of an amended Exhibit A listing the equipment to be installed (the "Installation Notice"). The amended Exhibit A shall become part of this License upon the expiration of such 30 day period unless S&DFC notifies Licensee in writing within 5 business days of receipt of the Installation Notice that the installation would violate the applicable Prime Lease. Any such notice by S&DFC shall include excerpts of the portion of Prime Lease that such installation is purported to violate to afford Licensee the opportunity to modify the installation so that it will comply with the Prime Lease. Licensee covenants and agrees that Licensee shall not use any Space for any other purposes whatsoever unless otherwise specifically authorized in writing by S&DFC. Licensee's use of the Space is to be conducted


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


License Agreement for RateXchange
S&DFC #136

     in accordance with all security procedures adopted by S&DFC. It is expressly agreed that the License granted hereunder is an exclusive license to use each Space. S&DFC may, at its option, elect by notice to Licensee to substitute for a Space other space in the same Building designated by S&DFC, provided that the substitute space contain approximately equal area and have substantially similar configuration. All expenses for such move will be borne entirely by S&DFC. This License is and at all times shall be subject and subordinate to the Prime Leases.

2. Prohibited Uses. Licensee shall not at any time use or allow any person to use any Space or do or permit anything to be done or kept in or about a Space that: (a) violates any certificate of occupancy in force for the applicable Building, provided that S&DFC has previously provided Licensee with a copy of such certificate; (b) causes or is likely to cause damage to a Building, a Space, or any equipment, facilities or other systems therein;
     (c) constitutes a violation of any legal requirement; (d) violates a requirement or condition of the standard fire insurance policy issued for office or data processing buildings in the cities listed in the attached Colocation Schedules or, in the absolute judgment of S&DFC constitutes an extra-hazardous condition; (e) constitutes a nuisance, annoyance or inconvenience to other lessees, licensees or occupants of a Building or any portion of the Premises or interferes with or disrupts the use or occupancy of any area of the Building or any portion of the Premises by other lessees, licensees or occupants of such Building or Premises; (f) interferes with the computer or telecommunications operations of a Building or Premises; (g) constitutes an unlawful, immoral or objectionable occurrence or condition; or (h) violates any provision of the applicable Prime Lease.

3. Services Provided. S&DFC shall provide certain support (collectively, the "Services") for the Licensee's equipment installed in the Space: (1) installation support including necessary power connections, floor tile cutouts, installation of ceiling conduit, and equipment and terminal connections as detailed in the Installation Support Work schedule attached hereto as Exhibit B and incorporated herein by reference; and (2) environmental control including an air conditioned environment with controlled access for operation on shared, no-wall basis, including adequate UPS backed electricity, generator backed electricity, or building standard commercial power and computer air conditioning. Any additional services other than the Services thus defined and the fees to be paid for such additional services are subject to written amendment of this License upon mutual agreement between S&DFC and Licensee. Licensee acknowledges that S&DFC may temporarily interrupt the Services for the reasons of mandate by law, utility stoppage beyond its control, or inspection and repair required to operate and maintain the plumbing, mechanical and electrical systems of the Building. S&DFC shall endeavor to provide prior written notice to Licensee of such scheduled inspections and repairs.

4. Floor Load. Licensee shall not place a load upon any floor of the Space that exceeds either the load per square foot which such floor was designed to carry (100+ lbs. per square foot) or that which is allowed by law. S&DFC reserves the right to prescribe the weight and position of all equipment. Licensee shall be responsible for the costs of engineering evaluation and installation of floor supports, if necessary for batteries and other equipment exceeding floor


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License Agreement for RateXchange
S&DFC #136

     load specifications.

5. Equipment Installation and Removal. Licensee shall provide the equipment installation work. Prior to the expiration of this License, Licensee, at its expense, shall remove from each Space, all of Licensee's property, and Licensee shall repair any damage to each Space or the Building resulting from the installation or removal of Licensee's property.

6. Term. The initial term of this License (the "Term") is thirty (30) months commencing March 13, 2000 (the "Commencement Date"). After the Commencement Date, S&DFC shall execute a Memorandum of License Commencement, which shall specify the calendar dates of the Commencement Date and the expiration date (the "Expiration Date") of the Term. The failure by S&DFC or Licensee to execute a Memorandum of License Commencement shall not affect the setting of the Commencement Date. Unless one party notifies the other of its intent to terminate the License at least six (6) months prior the end of the Term, the License shall continue for consecutive one-year terms upon which continuance termination of the License by either party shall require at least six (6) month's prior written notice.

7. Additional Space. S&DFC acknowledges that Licensee anticipates that its need for space shall grow at each Premises. Licensee, during the Term and each additional monthly lease term thereafter (if any) agrees (i) to reserve as long as is commercially reasonable additional contiguous space of the same square footage as each Space (each an "Expansion Space"), and
     (ii) not to rent any Expansion Space unless and until (a) another potential lessee has offered to lease such Expansion Space, (b) S&DFC has notified Licensee of such other potential lessee's interest and offered the Expansion Space to Licensee, and (c) Licensee has declined such Expansion Space.

8. License Fees. As consideration for the License Licensee shall pay to S&DFC fees (the "License Fees,") as detailed in Exhibit D. All recurring Licensee Fees and one-time fees are due and payable 20 days after receipt of invoice. In addition to any fees specified herein, Licensee shall also be responsible for the payment of sales and/or use taxes, if any, imposed by any governmental authority or agency in connection with the license granted here or services performed hereunder. Any additional services, including additional equipment operation to be performed by S&DFC for Licensee which are not covered by this License and the consideration to be paid by Licensee for such additional services shall be subject to the mutual agreement of S&DFC and Licensee and shall be set forth in writing. In the event that Licensee fails to pay the License Fees set forth in this Section 7 within ten days (10) after such payment is due, then Licensee shall pay S&DFC a late charge equal to 5% of such past due payment as an agreed liquidated amount as compensation for S&DFC's additional administrative expense relating to such late payment.

9. Power. Licensee shall pay S&DFC charges for electrical power as detailed in Exhibit C. Payments shall be made in accordance with Paragraph 7 above.

10. Security Deposit. Collection and retention of any security deposit of any kind is waived for each and every Space licensed hereby.

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


License Agreement for RateXchange
S&DFC #136

11. Insurance. During the Term, S&DFC shall maintain All Risk casualty insurance, covering each S&DFC Premises in each Building insuring such Premises in the amount of its full replacement value. During the Term, Licensee shall maintain, at its expense, All Risk casualty insurance covering Licensee's property in the amount of its replacement value. During the Term, S&DFC shall maintain public liability insurance covering the S&DFC Premises in each Building insuring against all hazards and risks customarily insured against by persons operating data communications buildings. Licensee, at its expense, shall maintain, at all times during the Term, comprehensive general liability insurance, written on an occurrence basis with blanket contractual liability coverage, with respect to use of the Space and operation of business therein, with combined single-limit coverage of not less than Five Hundred Thousand Dollars ($500,000). S&DFC may increase the policy amount to be maintained by Licensee under this Section 10 as S&DFC reasonably deems necessary in order to maintain adequate liability coverage. The certificate of insurance for a Space shall be delivered to S&DFC prior to installation of equipment in such Space. The certificates of insurance shall show that the insurance is prepaid, and in full force and effect. Insurance coverage for a Space shall not be canceled, non-renewed or decreased during the Term without at least thirty (30) days prior written notice to S&DFC. The maintenance of insurance by Licensee shall in no way limit or affect the extent of Licensee's liability.

12. Indemnity. Licensee shall indemnify and hold harmless S&DFC against all claims, suits, expenses losses, liabilities or damages resulting from any breach by Licensee of any material provision of this License or from any negligence, gross negligence or willful misconduct of Licensee. S&DFC shall, subject of Section 12 below, indemnify and hold harmless Licensee against all claims, suits, expenses, losses, liabilities or damages directly resulting from a material breach by S&DFC of any material provision of this License due to gross negligence or willful misconduct of S&DFC.

13. Limitation of Liability. Notwithstanding Section 11 above, in no event shall S&DFC be liable for (i) lost profits, lost information or any damages to Licensee or any of Licensee's customers' business or property caused by any error in judgment of, or any action taken or omitted by, S&DFC, or any interruption of the Services, unless such error, action, omission or interruption constitutes or results from gross negligence or willful misconduct of S & DFC; or special, consequential or punitive damages as a result of its performance or nonperformance of this License. S&DFC shall not be liable for any claims, suits, expenses, losses, liabilities or damages caused by Licensee's failure to perform its responsibilities under this License or by failure of S&DFC to fulfill its obligations under this License due to causes beyond its control, including, but not limited to; defects in computer and/or communications systems provided by Licensee, acts of God, interruption of power or other utilities, interruption of transportation or communication services, acts of civil or military authority, national emergencies, or strike. Licensee shall not be liable for its failure to perform its non-monetary obligations hereunder due to causes beyond its control, including but not limited to, defective telecommunication systems or equipment provided by Licensee, acts of God, interruption of power or other utilities, interruption of transportation or communication services, acts of civil or military authority, national emergencies or strike. In the event S&DFC is found to be liable for claims, suits, expenses, losses, liabilities or


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License Agreement for RateXchange
S&DFC #136

     damages pursuant to this Section 12, S&DFC's liability per wrongful action or inaction of S&DFC shall be the least of (a) the provable amount of actual damages directly incurred from such action or inaction, or (b) in the case of services interruption, the amount of the monthly fees paid by Licensee to S&DFC prorated by the number of days in which the Services are interrupted, or (c) the amount of the monthly fees paid by Licensee to S&DFC. In no event shall S&DFC's liability be greater than the monthly fees it receives.

14. Confidentiality. Each party, for itself, its agents, employees and representatives agrees that it will not divulge any confidential or proprietary information which it receives from the other party, except as may be required in the performance of the Services or the implementation of the project with respect to which the Services are rendered; provided, however, that no liability shall arise hereunder as a result of the dissemination of any information which (i) was in the possession or control of one party prior to the date of disclosure to that party by the other party hereunder, or (ii) was in the public domain or enters the public domain through no improper act by the party to which such information was disclosed or any of that party's agents or employees, or (iii) was rightfully given to a party by a source independent of the other party, and provided further, that each party shall be permitted to disclose any information to the extent required by applicable law or governmental authorities.

15. Binding Agreement; Assignment. This License shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that Licensee shall not be permitted to assign this License or any interest herein without the prior written consent of S&DFC, which consent shall not be unreasonably withheld. Licensee shall not pledge, mortgage or encumber this License or any interest herein and shall not (without the prior written consent of S&DFC) assign this License or any interest herein or permit any other person or entity to occupy any Space. Licensee shall reimburse S&DFC on demand for any reasonable costs that may be incurred by S&DFC in connection with any proposed assignment. Notwithstanding any assignment, Licensee will remain fully liable for the payment of fees and for the performance of all the other obligations of Licensee contained in this License. The consent by S&DFC to any assignment shall not relieve Licensee of the obligation to obtain the consent of S&DPC to any future assignment.

16. Cooperation of Licensee. Licensee shall fully cooperate with S&DFC in connection with S&DFC's performance of the Services. Licensee shall, with reasonable promptness, provide all information reasonably required by S&DFC for its performance of the services, and shall make designated representatives available for regular consultation at such times and places as S&DFC shall reasonably request.

17. No Agency Relationship Implied. It is acknowledged and agreed by Licensee that S&DFC performs the Services hereunder solely as an independent contractor and that no joint venture, partnership, employment, agency or other relationship is intended, accomplished or embodied in this License. S&DFC shall have the sole and exclusive right to supervise, manage, control and direct its performance of this License.

18. Default. In the event Licensee fails to pay monthly or other fees within fifteen (15) days of S&DFC's written notice to Licensee of its failure to pay when due and demand for the


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License Agreement for RateXchange
S&DFC #136

     immediate payment thereof, S&DFC may at its sole discretion take any or all of the following actions: i) prohibit Licensee's access to the Space; ii) turn off electricity; iii) restrict vendor access to work on Licensee's equipment and/or circuits or iv) terminate this License. In the event Licensee fails to perform or comply with any other provision of this License within ten (10) days of S&DFC's written notice to Licensee of its failure to so perform or comply, S&DFC may terminate this License. Additionally, in the event of Licensee's default under this License and failure to cure such default within the time periods specified, Prime Landlord may also terminate this License. Licensee shall in any event remain fully liable for damages as provided by law and or all costs and expenses incurred by S&DFC on account of such default, including reasonable attorneys' fees. Licensee's obligation to pay all fees and charges that have been accrued shall survive any termination of this License.

19. Termination of License. If (a) S&DFC exercises its right to terminate the License pursuant to Section 17 above, or (b) Prime Landlord terminates this License pursuant to Section 17 above, or (c) the Term of the License shall expire, then in each such case, Licensee shall promptly quit and peacefully surrender the Space to S&DFC, and S&DFC may recover the Space, by summary proceedings or any action or proceeding, and remove all occupants and property from the Space. In the event the License should terminate due the a Prime Landlord's termination of the Prime Lease before the end of the Term, Licensee shall be forgiven any unpaid portion of the Cumulative License Fee (as defined in Exhibit D) in excess of the license fees due for the period of actual occupancy in such Space. If the Space is not promptly surrendered upon the expiration or earlier termination of the License, Licensee hereby indemnifies S&DFC against loss, cost, expense, damage, claim or liability, including reasonable attorneys fees, resulting from delay by Licensee in so surrendering the space. Licensee's obligations under this Section 18 shall survive the expiration or early termination of the License.

20. Notices. All notices, reports, requests or other communications given pursuant to this License shall be made in writing, shall be delivered by hand delivery, overnight courier service or fax, shall be deemed to have been duly given when delivered, and shall be addressed as follows:

         To Licensee:                      To S&DFC:

         RateXchange, Inc.                 Switch and Data Facilities, Co.
         185 Berry Street, Suite 3515      1715 North Westshore Drive, Suite 525
         San Francisco, CA 94107           Tampa, FL 33607

         Attn: Chief Operating Officer     Attn: George Pollock
         Fax: (415) 371-9801               Fax: (813) 281-0340

      Or to such other location as to which S&DFC or Licensee shall notify the other via certified mail, return receipt requested.

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License Agreement for RateXchange
S&DFC #136

20. Governing Law. The rights and obligations of the parties under this License shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to conflicts of laws provisions.

21. Entire Agreement. The License constitutes the entire agreement between S&DFC and Licensee with respect to the use of the Space and the Services, and may be modified only by a written instrument signed by a duly authorized officer on behalf of each party. No representation or statement not contained in this License shall be binding upon S&DFC as a warranty or otherwise.

         IN WITNESS WHEREOF, the parties hereto have caused this License to be duly executed by their respective authorized signatories as of the day and year first above written.

     LICENSEE:                             RateXchange, Inc.,
                                           a Delaware corporation

                                           By  /s/ D. H. Sledge
                                               ----------------

                                           Name:  D. H. Sledge
                                                  ------------

                                           Title:  Chairman/CEO
                                                  -------------
     S&DFC: Switch & Data Facilities Company LLC, a Delaware limited liability company

                                           By  /s/ Stephen B. Kelly
                                               --------------------
                                           Name:  Stephen B. Kelly
                                                  ----------------
                                           Title:  Manager
                                                   -------
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License Agreement for RateXchange
S&DFC #136

                             SCHEDULE OF ATTACHMENTS

Exhibit A-1 Equipment List - New York, New York
Exhibit A-2 Equipment List - Vienna, Virginia
Exhibit A-3 Equipment List - Miami, Florida,
Exhibit A-4 Equipment List -- San Jose, California
Exhibit A-5 Equipment List -- Atlanta, Georgia
Exhibit A-6 Equipment List -- Seattle, Washington
Exhibit A-7 Equipment List -- Los Angeles, California

Exhibit B Installation Support Work

Exhibit C Support Services and Miscellaneous Charges

Exhibit D Roll-Out Schedule and Total Contract Value

Colocation Schedule I -- New York City
          New York City Exhibit I -- Space Diagram

Colocation Schedule II-- Vienna
          Vienna Exhibit I -- Space Diagram

Colocation Schedule III -- Miami
          Miami Exhibit I -- Space Diagram

Colocation Schedule IV -- San Jose
          San Jose Exhibit I -- Space Diagram

Colocation Schedule V -- Atlanta
          Atlanta Exhibit I -- Space Diagram

Colocation Schedule VI -- Seattle
          Seattle Exhibit I -- Space Diagram

Colocation Schedule VII-- Los Angeles
          Los Angeles Exhibit I -- Space Diagram

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License Agreement for RateXchange
S&DFC#136

                                   EXHIBIT A-1

                                 EQUIPMENT LIST

                               NEW YORK, NEW YORK

                             S&DFC Site #032-001-136

                          (To Be Provided by Licensee)



Licensee's Name: RateXchange, Inc.

By (signature): ______________________                     Date:  ______________

Name:  ____________________________

Title:    ____________________________

----------------------------------------------------------------------------------------------------------------------
City/Site          Cabinet ID       Equipment ID     Power (Kva)     Heat (BTU)       Size (HxWxD)     Weight
                                                                                                       (pounds)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------



Multi-Site License                 Page 9 of 34                     License Form

License Agreement for RateXchange
S&DFC#136

                                   EXHIBIT A-2

                                 EQUIPMENT LIST

                                VIENNA, VIRGINIA

                             S&DFC Site #046-001-136

                          (To Be Provided by Licensee)



Licensee's Name: RateXchange, Inc.

By (signature):______________________                      Date:  ______________

Name:  ____________________________

Title:    ____________________________

----------------------------------------------------------------------------------------------------------------------
City/Site          Cabinet ID       Equipment ID     Power (Kva)     Heat (BTU)       Size (HxWxD)     Weight
                                                                                                       (pounds)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------



Multi-Site License                 Page 10 of 34                    License Form

License Agreement for RateXchange
S&DFC#136

                                   EXHIBIT A-3

                                 EQUIPMENT LIST

                                 MIAMI, FLORIDA

                             S&DFC Site #009-001-136

                          (To Be Provided by Licensee)



Licensee's Name: RateXchange, Inc.

By (signature):______________________                      Date:  ______________

Name:  ____________________________

Title:    ____________________________

----------------------------------------------------------------------------------------------------------------------
City/Site          Cabinet ID       Equipment ID     Power (Kva)     Heat (BTU)       Size (HxWxD)     Weight
                                                                                                       (pounds)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


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

License Agreement for RateXchange
S&DFC#136

                                   EXHIBIT A-4

                                 EQUIPMENT LIST

                              SAN JOSE, CALIFORNIA

                             S&DFC Site #005-002-136

                          (To Be Provided by Licensee)



Licensee's Name: RateXchange, Inc.

By (signature):______________________                      Date:  ______________

Name:  ____________________________

Title:    ____________________________

----------------------------------------------------------------------------------------------------------------------
City/Site          Cabinet ID       Equipment ID     Power (Kva)     Heat (BTU)       Size (HxWxD)     Weight
                                                                                                       (pounds)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


Multi-Site License                  Page 12 of 34                   License Form

License Agreement for RateXchange
S&DFC#136

                                   EXHIBIT A-5

                                 EQUIPMENT LIST

                                ATLANTA, GEORGIA

                             S&DFC Site #010-001-136

                          (To Be Provided by Licensee)



Licensee's Name: RateXchange, Inc.

By (signature):______________________                      Date:  ______________

Name:  ____________________________

Title:    ____________________________

----------------------------------------------------------------------------------------------------------------------
City/Site          Cabinet ID       Equipment ID     Power (Kva)     Heat (BTU)       Size (HxWxD)     Weight
                                                                                                       (pounds)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

Multi-Site License                  Page 13 of 34                   License Form

License Agreement for RateXchange
S&DFC#136

                                   EXHIBIT A-6

                                 EQUIPMENT LIST

                               SEATTLE, WASHINGTON

                             S&DFC Site #047-001-136

                          (To Be Provided by Licensee)



Licensee's Name: RateXchange, Inc.

By (signature):______________________                      Date:  ______________

Name:  ____________________________

Title:    ____________________________

----------------------------------------------------------------------------------------------------------------------
City/Site          Cabinet ID       Equipment ID     Power (Kva)     Heat (BTU)       Size (HxWxD)     Weight
                                                                                                       (pounds)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


Multi-Site License                  Page 14 of 34                   License Form

License Agreement for RateXchange
S&DFC#136

                                   EXHIBIT A-7

                                 EQUIPMENT LIST

                             LOS ANGELES, CALIFORNIA

                             S&DFC Site #005-001-136

                          (To Be Provided by Licensee)



Licensee's Name: RateXchange, Inc.

By (signature):______________________                      Date:  ______________

Name:  ____________________________

Title:    ____________________________

----------------------------------------------------------------------------------------------------------------------
City/Site          Cabinet ID       Equipment ID     Power (Kva)     Heat (BTU)       Size (HxWxD)     Weight
                                                                                                       (pounds)
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------


Multi-Site License               Page 15 of 34                      License Form

License Agreement for RateXchange
S&DFC #136

                                    EXHIBIT B

                            INSTALLATION SUPPORT WORK

S&DFC will provide the following Installation Services:

1.    Site Preparation-- S&DFC shall:

      1.1.construct cages to enclose Licensee's Spaces as designated in the attached Colocation Schedules.

      1.2.provide circuit convenience outlets within the vicinity of Licensee's location.

      1.3.supply overhead cable ladders in proximity to Licensee's cage for the running of communication circuits.

      1.4.supply Licensee's cage with five (5) 30 amp DC circuit(s) with A/B feeds.

2.    Equipment

      2.1. Licensee is responsible for all equipment installation.

      2.2. Licensee will provide cabinets at its own expense.

      2.3.     Licensee to install cabinets at its own expense.


Multi-Site License                Page 16 of 34                     License Form

License Agreement for RateXchange
S&DFC #136

                                    EXHIBIT C

                   SUPPORT SERVICES AND MISCELLANEOUS CHARGES

1. S&DFC will supply technical support using the Hands, Eyes and Ears approach. This approach will consist of the following:

      1.1. Reporting of the visual status of lights, switches and printed outputs.

      1.2. Re-setting of equipment, cycle power, review connectors for physical integrity.

      1.3. Reporting to the Licensee any equipment alarms.

      1.4. Swapping of cards and/or plug-ins under Licensee supervision.

      1.5. At Licensee's request, S&DFC will provide cabling support.

2. S&DFC will charge on an hourly basis; the actual rate will vary according to location.

      2.1. Minimum charge of 1 hour.

           2.1.1. Normal business hours: $60/hr

           2.1.2. Nights and weekends: $100/hr


      2.2. If the hands, eyes and ears approach does not remedy the problems, the Licensee may bring in Sub-Contractors to perform additional support services.

           2.2.1. At the Licensee's request, S&DFC may provide a list of recommended Sub-Contractors for each facility.

           2.2.2. Where the Licensee directs S&DFC to bring in an outside vendor for equipment repair or reconfiguration this expense will be billed directly to the Licensee by the vendor.

3.    Flat Fee Power Charges-- specifications to be provided by Licensee

           1. Non-UPS backed power is charged at 70% x $12.00 x per amp of circuit capacity.

           2. UPS backed power is charged at 70% x $18.00 x per amp of circuit capacity.

           3. DC power is charged at 70% x $12.00 x per amp of circuit capacity.

           4. Rate Increases: In the event that power rates charged S&DFIL1 increase more than 10% above current levels, S&DFC reserves the right to increase the rate proportionately.

4.    Cable/Cross Connection Fees

           1.  Direct Connection Fees

               Cable charges are the responsibility of the Licensee and may be directly negotiated with the carrier concerned. Within each S&DFC facility, the following cross connection fees apply:

               To Carriers:                    Currently no charge
               To other Licensees:            $30.00 per month


Multi-Site License                 Page 17 of 34                    License Form

License Agreement for RateXchange
S&DFC #136

                                EXHIBIT C (con't)

          2.  Cross-Connect Fees

              Within each S&DFC facility, the following cross connection fees apply:

              Install fee per DS1:          $25.00
              Install fee per DS3:          $75.00
              Install fee per OCX:          $250.00
              DS 1 monthly charge:          $40.00
              DS3 monthly charge:           $80.00
              OCX monthly charge:           $125.00


Multi-Site License                 Page 18 of 34                    License Form

License Agreement for RateXchange
S&DFC #136

                                    EXHIBIT D

                   ROLL-OUT SCHEDULE AND TOTAL CONTRACT VALUE

Licensee will notify S&DFC in writing at least 100 days prior to its intended date of occupancy in any particular Space for the particular Space in which it is prepared to install equipment. In the event Licensee desires to (i) substitute a Space in another S&DFC Premises not originally contemplated by this Agreement, or (ii) occupy a Space in another S&DFC Premises in addition to those contemplate by this Agreement, approval by S&DFC to such substitution or addition shall not be unreasonably withheld. Regardless of city selected, Licensee agrees to pay S&DFC at least the Cumulative License Fees as follows:

1.    License Fees.

      1.1. Cumulative License Fee. Licensee will accrue a minimum cumulative license fee in the amount of Nine Hundred Thirty Six Thousand Dollars ($936,000) as payment in full for the License, in accordance with the terms set forth in Section 7 of the Agreement and in this Exhibit D.

      1.2. Base Fee. Licensee shall accrue a monthly base license fee (the "Base License Fee") for each calendar month during the Term equal to the sum of the license fees due for each Space occupied during such month. For this purpose, the license fee for each Space for any month shall be the amount equal to the number of square feet occupied during such month multiplied by the rate-per-square-foot applicable to such Space, prorated for months of partial occupancy.

      1.3. Minimum Intermediate License Fee Payments. Licensee, regardless of actual occupancy in the various Spaces, shall accrue at least the following portions of the Cumulative License Fee by the dates (each a "Milestone Date") indicated below:

           1.3.1. By the date 12 months after the date on which Licensee first installs equipment in a Space (the "Initial Occupancy Date"), Two Hundred Thirty-Four Dollars ($234,000);

           1.3.2. By the date 18 months after the Initial Occupancy Date, an additional Two Hundred Thirty-Four Dollars ($234,000);

           1.3.3. By the last date of the Term, an additional Four Hundred Sixty-Eight Dollars ($468,000).

      1.4. Milestone Date Accruals. In the event that on any Milestone Date the cumulative license fees accrued by virtue of actual occupancy are less than the amounts set forth in Sections 1.3.1, 1.3.2, and 1.3.3, as applicable, the shortfall shall immediately accrue, and be treated as a prepayment of rent for the subsequent period, if any.


Multi-Site License                 Page 19 of 34                    License Form

License Agreement for RateXchange
S&DFC #136

                                                 EXHIBIT D (con't)



1.    Standard Install Fees

      1.1. Based on S&DFC's standard installation policies, Licensee will pay to
           S&DFC the following installation fee per site: ........... $15,600.00

2.    Security Deposit

      2.1. Waived in all cities


Multi-Site License                 Page 20 of 34                    License Form

License Agreement for RateXchange
S&DFC #136

                              COLOCATION SCHEDULE I
                               NEW YORK, NEW YORK

                                Site #032-001-136

THIS COLOCATION SCHEDULE shall be attached to and become a part of the COLOCATION LICENSE dated the 1st of March 2000 ("License") by and between Switch and Data Facilities Company LLC ("S&DFC") and RateXchange, Inc. ("Licensee").

WHEREAS, Switch & Data NY One, LLC ("S&DNY 1,"), and A.M. Property Holding Corporation as Agent for 65 Broadway Co., LLC ("Prime Landlord") have entered into a lease covering the leasing of a portion of the 2nd floor of an office building located at 65 Broadway, New York, NY 10006 ("Prime Lease").

WHEREAS, Licensee wishes to operate its computer and/or communications systems located at the S&DNY1 premises in 65 Broadway, New York, NY 10006 ("Premises"), S&DNY1 hereby grants to Licensee a nonexclusive license to use a portion of the Premises for such purposes under the terms and conditions contained herein and in the License.

WITNESSETH:

NOW,   THEREFORE,   in  consideration  of  the  mutual  promises  and  covenants hereinafter contained and for other good and valuable consideration, S&DNY1 and Licensee hereby agree as follows:

1. Space. Licensee shall use a part of S&DNY1 Premises (the "Space") to accommodate Equipment located in the Space(s) designated in New York City
      Exhibit I, comprising 200 sq. ft. S&DNY1 will supply power of the type and in the amount designated in Exhibit B. Space shall be equipped as designated in Exhibit B.

2.    License Fees.  Licensee  shall pay to S&DNY1 the  following  fees (License
      Fees) for the License granted and the Services provided hereunder by S&DNY1: (i) commencing on the Commencement Date, License Fees of $8,800.00 per month for the Space as provided above; (ii) upon initiation of installation, a one time payment of $15,600.00 for Installation Services as provided above.

IN WITNESS WHEREOF, the parties hereto have duly executed this License as of the day and year first above written.

RateXchange, Inc.                       Switch & Data NY One, LLC.

By:________________________________     By Switch & Data Facilities Company LLC,
              its general manager
                                                 By:____________________________

Name:  ____________________________              Name:  ________________________

Title:  _____________________________            Title:  _______________________


Date:  _____________________________             Date:  ________________________


Multi-Site License                 Page 21 of 34                    License Form

 License Agreement for RateXchange
 S&DFC #136

                               NEW YORK EXHIBIT I

                                  SPACE DIAGRAM

Select one:

[ ]    Cabinets within common room

|X|   Caged space

[ ]   Separately demised space (dry-wall)


Multi-Site License                Page 22 of 34                     License Form

License Agreement for RateXchange
S&DFC #136

                             COLOCATION SCHEDULE II
                                VIENNA, VIRGINIA

                             S&DFC Site #046-001-136

THIS COLOCATION SCHEDULE shall be attached to and become a part of the COLOCATION LICENSE dated the 1st of March 2000 ("License") by and between Switch and Data Facilities Co. ("S&DFC") and RateXchange, Inc. ("Licensee").

WHEREAS, S&DFC, dba Switch & Data VA One, LLC ("S&DVA1") and Tyco Road Limited Partnership II c/o Cardinal Management Corp. have entered into a lease covering the leasing of a portion of the ground floor of an office building located at 8502 Tyco Road, Vienna, VA 22182 ("Prime Lease").

WHEREAS, Licensee wishes to operate its computer and/or communications systems located at the S&DVA1 premises in 8502 Tyco Road ("Premises"), and S&DVA1 is willing to grant to Licensee a nonexclusive license to use a portion of the S&DVA1 Premises for such purposes under the terms and conditions contained herein and in the License.

NOW,   THEREFORE,   in  consideration  of  the  mutual  promises  and  covenants hereinafter contained and for other good and valuable consideration, S&DVA1 and Licensee hereby agree as follows:

1. Space. Licensee shall use a part of S&DVA1 Premises (the "Space") to accommodate Equipment located in the Space(s) designated in Vienna Exhibit I, comprising 200 sq. ft. S&DVA1 will supply power of the type and in the amount designated in Exhibit B. Space shall be equipped as designated in Exhibit B.

2.    License Fees.  Licensee  shall pay to S&DVA1 the  following  fees (License
      Fees) for the License granted and the Services provided hereunder by S&DVA1: (i) commencing on the Commencement Date, License Fees of $7,600.00 per month for the Space as provided above; (ii) upon initiation of installation, a one time payment of $15,600.00 for Installation Services as provided above.

IN WITNESS WHEREOF, the parties hereto have duly executed this License as of the day and year first above written.


RateXchange, Inc.                      Switch & Data VA One, LLC
By:  _____________________________     By: Switch & Data Facilities Company LLC,
                                            its general manager

                                               By:  ____________________________

Name:  ___________________________             Name:  __________________________

Title:  __________________________             Title:  _________________________

Date:  ___________________________             Date:  __________________________


Multi-Site License                Page 23 of 34                     License Form

  License Agreement for RateXchange
  S&DFC #136

                              VIENNA, VA EXHIBIT I

                                  SPACE DIAGRAM

Select one:

[ ]    Cabinets within common room

|X|   Caged space

[ ]   Separately demised space (dry-wall)


Multi-Site License                 Page 24 of 34                    License Form

License Agreement for RateXchange
S&DFC #136

                             COLOCATION SCHEDULE III
                                 MIAMI, FLORIDA

                             S&DFC Site #009-001-136

THIS COLOCATION SCHEDULE shall be attached to and become a part of the COLOCATION LICENSE dated the 1st of March 2000 ("License") by and between Switch and Data Facilities Co. ("S&DFC") and RateXchange, Inc. ("Licensee").

WHEREAS, S&DFC, dba Switch & Data Facilities FL One, LLC ("S&DFL1") and Metromall Partners, LTD, a Florida Limited partnership have entered into a lease covering the leasing of a portion of the 5th floor of an office building located at 1 NE 1st Street, Miami, FL 33132 ("Prime Lease").

WHEREAS, Licensee wishes to operate its computer and/or communications systems located at the S&DFL1 premises in 1 NE 1st Street ("Premises"), and S&DFL1 is willing to grant to Licensee a nonexclusive license to use a portion of the S&DFL1 Premises for such purposes under the terms and conditions contained herein and in the License.

NOW,   THEREFORE,   in  consideration  of  the  mutual  promises  and  covenants hereinafter contained and for other good and valuable consideration, S&DFL1 and Licensee hereby agree as follows:

1. Space. Licensee shall use a part of S&DFL1 Premises (the "Space") to accommodate Equipment located in the Space(s) designated in Miami Exhibit I, comprising 200 sq. ft. S&DFL1 will supply power of the type and in the amount designated in Exhibit B. Space shall be equipped as designated in Exhibit B.

2.    License Fees.  Licensee  shall pay to S&DFL1 the  following  fees (License
      Fees) for the License granted and the Services provided hereunder by S&DFL1: (i) commencing on the Commencement Date, License Fees of $7,600.00 per month for the Space as provided above; (ii) upon initiation of installation, a one time payment of $15,600.00 for Installation Services as provided above.

IN WITNESS WHEREOF, the parties hereto have duly executed this License as of the day and year first above written.

RateXchange, Inc.                  Switch & Data Facilities FL One, LLC
By:  __________________________        By: Switch & Data Facilities Company LLC,
                                       its general manager

                                       By:  _________________________________

Name:  ________________________        Name:  _______________________________

Title:  _______________________        Title:  ________________________________

Date:  ________________________        Date:  ________________________________


Multi-Site License                   Page 25 of 34                  License Form

License Agreement for RateXchange
S&DFC #136

                                 MIAMI EXHIBIT I

                                  SPACE DIAGRAM

Select one:

[ ]    Cabinets within common room

|X|   Caged space

[ ]   Separately demised space (dry-wall)



Multi-Site License                   Page 26 of 34                  License Form

License Agreement for RateXchange
S&DFC #136

                             COLOCATION SCHEDULE IV
                              SAN JOSE, CALIFORNIA

                             S&DFC Site #005-002-136

THIS COLOCATION SCHEDULE shall be attached to and become a part of the COLACATION LICENSE dated the 1st of March 2000 ("License") by and between Switch and Data Facilities Co. ("S&DFC") and RateXChange, Inc. ("Licensee").

WHEREAS, S&DFC, dba Switch and Data Ca Two, LLC. ("S&DCA2"), and Kosich Construction Co. LP have entered into a lease (the "Prime Lease") covering the leasing of a portion of the floor of a building located at 534 Stockton Avenue, San Jose 95126-2430 (the "San Jose Premises").

WHEREAS, Licensee wished to operate its computer and/or communications systems located at the San Jose premises at 534 Stockton Avenue ("Premises"), and S&DCA2 is willing to grant to Licensee an exclusive license to use a portion (the "Space") of the Premises for such purposes under the terms and conditions contained herein and in the License.

                              W I T N E S S E T H:

NOW,   THEREFORE,   in  consideration  of  the  mutual  promises  and  covenants hereinafter contained and for other good and valuable consideration, S&DCA2 and License hereby agree as follows:

      1. Space, Licensee shall use a part (the "Space") of the Premises to accommodate equipment located in the space(s) designated in San Jose
           Exhibit I, comprising 200 sq. ft. S&DCA2 will supply power of the type and in the amount designated in Exhibit B. Space shall be equipped as designated in Exhibit B.

      2. License Fees. Licensee shall pay to S&DCA2 the following fees (License Fees) for the License granted and the Services provided hereunder by S&DCA2: (i) commencing on the Commencement Date, License Fees of $7,600.00 per month for the Space as provided above; (ii) upon initiation of installation, a one time payment of $15,600.00 for Installation Services ad provided above.

IN WITNESS WHEREOF, the parties hereto have duly executed this License as of the day and year first above written.

RateXChange, Inc..               Switch and Date CA Two, LLC.

By: ________________________        By: Switch & Data Facilities Company LLC its
                                             its general manager

                                    By _____________________________

Name: ______________________        Name: __________________________

Title: _____________________        Title: ___________________________

Date: ______________________        Date: ___________________________


Multi-Site License                  Page 27 of 34                   License Form

License Agreement for RateXchange

S&DFC #136

                               SAN JOSE EXHIBIT I

                                  SPACE DIAGRAM

Select one:

[ ]  Cabinets within common room

[X]  Caged Space

[ ]  Separately demised space (dry-wall)


Multi-Site License                Page 28 of 34                     License Form

License Agreement for RateXchange

S&DFC #136

                              COLOCATION SCHEDULE V
                                ATLANTA, GEORGIA

                             S&DFC Site #010-001-136

THIS COLOCATION SCHEDULE shall be attached to and become a part of the COLOCATION LICENSE dated the 1st of March 2000 ("License") by and between Switch and Data Facilities Co. ("S&DFC") and RateXChange, Inc. ("Licensee").

WHEREAS, S&DFC, dba Switch & Data GA One, LLC. ("S&DGA1"), and Peachtree Kessler Lofts, LLC dba Telecom Tower have entered into a lease (the "Prime Lease") covering the leasing of a portion of the 6th floor of a building located at 56 Marietta Street, Atlanta, GA 30303 (the "Atlanta Premises").

WHEREAS, Licensee wishes to operate its computer and/or communications systems located at the Atlanta premises at 56 Marietta ("Premises"), and S&DGA1 is willing to grant to Licensee an exclusive license to use a portion (the "Space") of the Premises for such purposes under the terms and conditions contained herein and in the License.

                              W I T N E S S E T H:

NOW,   THEREFORE,   in  consideration  of  the  mutual  promises  and  covenants hereinafter contained and for other good and valuable consideration, S&DGA1 and Licensee hereby agree as follows:

      3. Space. Licensee shall use a part (the "Space") of the Premises to accommodate equipment located in the space(s) designated in Atlanta
           Exhibit I, comprising 200 sq. ft. S&DGA1 will supply power of the type and in the amount de4signated in Exhibit B. Space shall be equipped ad designated in Exhibit B.

      4. License Fees. Licensee shall pay to S&DGA1 the following fees (License Fees) for the License granted and the Services Provided hereunder by S&DGA1: (i) commencing on the Commencement Date, License Fees of $7,600.00 per month for the Space as provided above; (ii) upon initiation of installation, a one time payment of $15,600.00 for Installation Services ad provided above.

IN WITNESS WHEREOF, the parties hereto have duly executed this License as of the day and year first above written.

RateXChange, Inc..                 Switch and Date CA Two, LLC.

By: ____________________________    By: Switch & Data Facilities Company LLC its
                                              its general manager

                                     By _____________________________

Name: _________________________      Name: __________________________

Title: __________________________    Title: ___________________________

Date: __________________________     Date: ___________________________


Multi-Site License                  Page 29 of 34                   License Form

License Agreement for RateXchange
S&DFC #136

                                ATLANTA EXHIBIT I

                                  SPACE DIAGRAM

Select one:

[ ]  Cabinets within common room

[X]  Caged Space

[ ]  Separately demised space (dry-wall)


Multi-Site License             Page 30 of 34                        License Form

License Agreement for RateXchange
S&DFC #136

                             COLOCATION SCHEDULE VI
                               SEATTLE, WASHINGTON

                             S&DFC Site #047-001-136

THIS COLOCATION SCHEDULE shall be attached to and become a part of the COLOCATION LICENSE dated the 1st of March 2000 ("License") by and between Switch and Data Facilities Co. ("S&DFC") and RateXChange, Inc. ("Licensee").

WHEREAS,  S&DFC,  dba  Switch  and Data WA One,  LLC.  ("S&DWA1"),  and  Sixth &
Virginia Properties have entered into a lease (the "Prime Lease") covering the leasing of a portion of the 13th floor of a building located at The Westin Building, 2001 Sixth Avenue, Seattle, WA 98121 (the "Seattle Premises").

WHEREAS, Licensee wishes to operate its computer and/or communications systems located at the Seattle premises at 2001 Sixth Avenue ("Premises, and S&DWA1 is willing to grant to Licensee an exclusive license to use a portion (the "Space") of the Premises for such purposes under the terms and conditions contained herein and in the License.

                              W I T N E S S E T H:

NOW,   THEREFORE,   in  consideration  of  the  mutual  promises  and  covenants hereinafter contained and for other good and valuable consideration, S&DWA1 and Licensee hereby agree as follows:

      5. Space. Licensee shall use a part (the "Space") of the Premises to accommodate equipment located in the space(s) designated in Seattle
           Exhibit I, comprising 200 sq. ft. S&DWA1 will supply power of the type and in the amount designated in Exhibit B. Space shall be equipped ad designated in Exhibit B.

      6. License Fees. Licensee shall pay to S&DWA1 the following fees (License Fees) for the License granted and the Services provided hereunder by S&DWA1: (i) commencing on the Commencement Date, License Fees of $8,800.00 per month for the Space as provided above; (ii) upon initiation of installation, a one time payment of $15,600.00 for Installation Services as provided above.

IN WITNESS WHEREOF, the parties hereto have duly executed this License as of the day and year first above written.

RateXChange, Inc..                    Switch and Date CA Two, LLC.

By: ____________________________        By: Switch & Data Facilities Company LLC
                                                 its general manager

                                        By _____________________________

Name: _________________________         Name: __________________________

Title: __________________________       Title: ___________________________

Date: __________________________        Date: ___________________________



Multi-Site License               Page 31 of 34                      License Form

License Agreement for RateXchange
S&DFC #136

                                SEATTLE EXHIBIT I

                                  SPACE DIAGRAM

                                  Select one:

[ ]  Cabinets within common room

[X]  Caged Space

[ ]  Separately demised space (dry-wall)


Multi-Site License               Page 32 of 34                      License Form

License Agreement for RateXchange

S&DFC #136

                             COLOCATION SCHEDULE VI

                             LOS ANGELES, CALIFORNIA

                             S&DFC Site #005-001-136

THIS COLOCATION SCHEDULE shall be attached to and become a part of the COLOCATION LICENSE dated the 1st of March 2000 ("License") by and between Switch and Data Facilities Co. ("S&DFC") and RateXChange, Inc. ("Licensee").

WHEREAS, S&DFC, dba Switch & Data CA One, LLC. ("S&DCA1"), and Wells Fargo Bank have entered into a lease (the "Prime Lease") covering the leasing of a portion of the LL1 floor of a building located at 1200 West 7th Street, Los Angeles, CA 90017 (the "Los Angeles Premises").

WHEREAS, Licensee wishes to operate its computer and/or communications systems located at the Los Angeles premises at 1200 West 7th Street ("Premises"), and S&DCA1 is willing to grant to Licensee an exclusive license to use a portion (the "Space") of the Los Angeles Premises for such purposes under the terms and conditions contained herein and in the License.

                              W I T N E S S E T H:

NOW,   THEREFORE,   in  consideration  of  the  mutual  promises  and  covenants hereinafter contained and for other good and valuable consideration, S&DCA1 and Licensee hereby agree as follows:

      7. Space. Licensee shall use a part (the "Space") of the Los Angeles Premises to accommodate equipment located in the space(s) designated in Los Angeles Exhibit I, comprising 200 sq. ft. S&DCA1 will supply powerof the type and in the amount designated in Exhibit B. Space shall be equipped ad designated in Exhibit B.

      8. License Fees. Licensee shall pay to S&DCA1 the following fees (License Fees) for the License granted and the Services provided hereunder by S&DCA1: (i) commencing on the Commencement Date, License Fees of $7,600.00 per month for the Space as provided above; (ii) upon initiation of installation, a one time payment of $15,600.00 for Installation Services as provided above.

IN WITNESS WHEREOF, the parties hereto have duly executed this License as of the day and year first above written.

RateXChange, Inc..               Switch and Date CA Two, LLC.

By: ________________________        By: Switch & Data Facilities Company LLC its
                                             its general manager

                                    By _____________________________

Name: ______________________        Name: __________________________

Title: _____________________        Title: ___________________________

Date: ______________________        Date: ___________________________


Multi-Site License                  Page 33 of 34                   License Form


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License Agreement for RateXchange
S&DFC #136

                              LOS ANGELES EXHIBIT I

                                  SPACE DIAGRAM

Select one:

[ ]  Cabinets within common room

[X] Caged Space

[ ]  Separately demised space (dry-wall)


Multi-Site License                Page 34 of 34                     License Form